Exhibit 99.2

Execution Version

8,000,000 Shares

PARTNERRE LTD.

6.50% SERIES D CUMULATIVE PREFERRED SHARES,
PAR VALUE $1.00 PER SHARE

(Liquidation Preference $25.00 Per Share)

UNDERWRITING AGREEMENT

November 9, 2004

CITIGROUP GLOBAL MARKETS INC.
UBS SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON LLC
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS INC.
       c/o CITIGROUP GLOBAL MARKETS INC.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     PartnerRe Ltd., a Bermuda company (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), 8,000,000 shares (the “Firm Shares”) of its 6.50% Series D Cumulative Preferred Shares, par value $1.00 per share, liquidation preference $25.00 per share (“Preferred Shares”). Citigroup Global Markets Inc., UBS Securities LLC, Wachovia Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. shall act as representatives (the “Representatives”) of the several Underwriters. Additionally, the Company proposes to issue and sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Securities, at the option of the Underwriters, up to an additional 1,200,000 Preferred Shares (the “Option Shares”). The Firm Shares and any Option Shares are herein referred to as the “Shares.”

     The Company has filed with the Securities and Exchange Commission (the “Commission”), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the “Securities Act”), a registration statement on Form S-3 (registration no. 333-109326), including the related prospectus, relating to the registration of certain securities of the Company, including the Shares, to be sold from time to time by the Company. The registration statement, as amended to the date of this

Agreement, is hereinafter referred to as the “Registration Statement,” and the prospectus included therein at the time the Registration Statement became effective, is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement dated November 9, 2004 (the “Prospectus Supplement”), relating to the Shares, in the form first used to confirm sales of the Shares is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference to the Registration Statement, the Basic Prospectus, any preliminary form of prospectus previously filed with the Commission pursuant to Rule 424 of the Securities Act or the Prospectus shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the effective date of the Registration Statement (other than the Company’s current report on Form 8-K dated September 29, 2003, which has been superceded by the Company’s Current Report on Form 8-K dated November 8, 2004) or the issue date of such preliminary prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of any preliminary prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

     (a) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, contemplated by the Commission.

     (b) (i) The Registration Statement, when it became effective, did not and, as amended and supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus, as of its issue date and, as amended or supplemented, if applicable, complied or will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus as of its issue date and, as amended or supplemented, if applicable, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. Each document filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Prospectus, did not contain or will not contain when so filed any untrue statement of a material fact or omit to state a material fact required to be stated

therein or necessary to make the statements therein not misleading, and complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder. No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission.

     (c) The Company has been duly organized, is validly existing as a company in good standing (including as an exempted company) under the laws of Bermuda, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

     (d) Partner Reinsurance Company Ltd., a Bermuda company (“Partner Reinsurance”), PartnerRe Reinsurance Company of the U.S. (“PartnerRe U.S.”) and PartnerRe S.A., a French société anonyme (and, collectively with Partner Reinsurance and PartnerRe U.S., the “Subsidiaries”), are each wholly owned, directly or indirectly, by the Company, except in the case of PartnerRe S.A. for director’s qualifying shares, and are the only “significant subsidiaries” of the Company within the meaning of Rule 405 under the Securities Act. Each of the Subsidiaries has been duly organized, is validly existing as a company, corporation or other legal entity, as the case may be, in good standing (including, in the case of Partner Reinsurance, as an exempted company) under the laws of the jurisdiction of its organization, has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such registration, qualification or authorization, except to the extent that the failure to be so registered, qualified or authorized or be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable and are, except in the case of PartnerRe S.A. for director’s qualifying shares, owned directly or indirectly by the Company, free and clear of all security interests, liens, encumbrances, equities or claims.

     (e) All of the outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable, conform as to legal matters to the descriptions thereof contained in the Prospectus and are not and will not be subject to any preemptive or similar rights.

     (f) This Agreement has been duly authorized, executed and delivered by the Company.

     (g) The Shares have been duly authorized, and, when the Shares are issued and delivered pursuant to this Agreement, such Shares will have been validly issued, fully paid and nonassessable and will conform as to legal matters to the description thereof contained in the Prospectus.

     (h) Applications have been made to list the Shares on the New York Stock Exchange and to register the Shares under the Exchange Act.

     (i) The issuance of the Shares will not be subject to any preemptive rights other than those that have been waived.

     (j) None of the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, memorandum of association or bye-laws or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any of them or any of their respective properties (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), (iii) in violation of any judgment, injunction, restraining order, decree or order of any nature (collectively, any “Order”) of any court, tribunal, regulatory body, administrative agency or other governmental body, commission, agency, or official, or any arbitrator or self-regulatory organization (including, without limitation, any insurance regulatory agency or body) (collectively, a “Regulatory Authority”) having jurisdiction over any of them (except where any such violation or violations individually or in the aggregate would not have a Material Adverse Effect), or (iv) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any contract, agreement, indenture, lease or other instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default (except where any such default or defaults individually or in the aggregate would not have a Material Adverse Effect).

     (k) Neither the execution and delivery by the Company of, or the performance by it of its obligations under, this Agreement and the Shares, nor the consummation of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing, (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of any of the Company or the Subsidiaries, (iii) any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, lease or other instrument to which any of the Company or the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets is or may be subject, or (iv) any Order of any Regulatory Authority that is applicable to any of the Company or the Subsidiaries or any of their respective properties, except, with respect to the foregoing clauses (i), (iii), and (iv), to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject (except where any such lien, charge or encumbrance would not have a Material Adverse Effect).

     (l) No consent, approval, authorization or order of, qualification with, or registration or filing with any Regulatory Authority applicable to the Company or any of its properties is required for the performance by the Company of its obligations under this Agreement or the Shares, except such as may be required (1) for registrations and filings under the Securities Act or the Exchange Act, (2) under the Insurance Laws (as defined below) or under the Investment Business Act 1998 of Bermuda, (3) under the securities or Blue Sky or insurance securities laws of the various states in connection with the offer and sale of the Shares and (4) Bermuda Monetary Authority approval, all of which have been or will be effected on or prior to the Closing Date.

     (m) The consolidated financial statements of the Company (together with related schedules and notes) included in the Registration Statement and Prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and present fairly the consolidated financial position of the Company as at the dates indicated and the results of its operations and its cash flows for the periods specified; such financial statements and related schedules and notes have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved.

     (n) There has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

     (o) There are no legal or governmental proceedings pending or, to the knowledge of any of the Company or the Subsidiaries, threatened to which any of them is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, agreements, contracts, indentures, leases, or other instruments or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein that are not described or filed as required.

     (p) Each of the Company and the Subsidiaries (i) is in compliance with the applicable requirements of the insurance statutes, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (“Insurance Laws”) of its jurisdiction of incorporation, and (ii) has filed all reports, information statements, documents, and other information required to be filed thereunder, except in the case of the foregoing clauses (i) and (ii) where the failure to comply would not have a Material Adverse Effect; each of the Company and its Subsidiaries (as applicable) maintains its books and records in accordance with and is in compliance with the Insurance Laws of other jurisdictions which are applicable to any of them, except where the failure to comply would not have a Material Adverse Effect.

     (q) Each of the Company and the Subsidiaries possesses such consents, authorizations, approvals, orders, franchises, licenses, certificates (including certificates of authority), or permits issued by any regulatory agencies or bodies (collectively, “Permits”) of and from, and has made all declarations and filings with, all Regulatory Authorities which are necessary to conduct the business as described in the Registration Statement and the Prospectus, except where the failure to possess such Permits or to make such declarations or filings would not have a Material Adverse Effect; all of such Permits are in full force and effect, and neither the Company nor the Subsidiaries has received any notification from any Regulatory Authority, in the United States, its jurisdiction of organization or elsewhere concerning any alleged violation of the terms of, or proposed proceeding to revoke or that could reasonably be expected to lead to the revocation, modification, termination, suspension or any other material impairment of the rights of the holder of any Permit or to the effect that any additional Permit from such authority, commission or body is needed to be obtained by any of them or that any of them is not in compliance with any applicable Insurance Laws; and no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of any dividends by either of the Company or the Subsidiaries or the continuation of the business of any of them as currently conducted.

     (r) Each preliminary prospectus relating to the Shares filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

     (s) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

     (t) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company with the Shares registered pursuant to the Registration Statement or, except as described in the Prospectus and Registration Statement, to file a registration statement under the Securities Act with respect to any securities of the Company, in each case, other than such rights as have been waived.

     (u) Each of the Subsidiaries is duly registered as an insurer or reinsurer where it is required to be so registered to conduct its business as described in the Registration Statement and the Prospectus (except where the failure to be so registered would not have a Material Adverse Effect) and is subject to regulation and supervision in its jurisdiction of organization, and the Company is not required to be so registered. Each of the Company and the Subsidiaries is duly licensed or admitted as an insurer, reinsurer or an insurance holding company, as applicable, in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Registration Statement and the Prospectus, except for where the failure to be so licensed or admitted would not have a Material Adverse Effect.

     (v) None of the Underwriters or any of their initial purchasers of the Shares is subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Shares.

     (w) Any tax returns required to be filed by either the Company or any of the Subsidiaries in any jurisdiction have been filed, and any material taxes, including franchise taxes and similar fees and any withholding taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest.

     (x) The statements in the Prospectus under the headings “Material Bermuda and United States Federal Income Tax Consequences” and “Enforcement of Civil Liabilities Under United States Federal Securities Laws” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (y) The Company and Partner Reinsurance have each received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 under the caption “Business - Taxation of the Company and its Subsidiaries - Bermuda,” and neither the Company nor Partner Reinsurance has received any notification to the effect (or is otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government.

     (z) There are no currency exchange control laws or withholding taxes of Bermuda that would be applicable to the payment of dividends (i) on the Shares by the Company, or (ii) by Partner Reinsurance to the Company.

     (aa) Deloitte & Touche, who reported on the consolidated financial statements and supporting schedules of the Company included or to be included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), is an independent public accountant with respect to the Company as required by the Securities Act and the applicable published rules and regulations thereunder.

     (bb) The Company maintains, and each of the Subsidiaries maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and with statutory accounting principles, as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (cc) The Company has duly, validly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in Section 12 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to the transactions covered by the Prospectus.

     (dd) None of the Company nor the Subsidiaries or any employee or agent thereof has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus, except where such payment, receipt or retention of funds would not have a Material Adverse Effect.

     (ee) Consummation of the transactions contemplated by this Agreement, including but not limited to any actions taken pursuant to the indemnification and contribution provisions set forth herein, will not constitute unlawful financial assistance under Bermuda law.

     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby agrees, severally and not jointly, to purchase from the Company at $25.00 per Share, less $0.50 per Share with respect to Shares reserved for sale to certain institutions or less $0.7875 per Share with respect to the remaining Shares (the “Purchase Price”) the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Option Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 1,200,000 Option Shares at the Purchase Price, plus accrued dividends, if any, to the Option Closing Date (as defined below). If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Option Shares to be purchased by the Underwriters and the date on which such Option Shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Option Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional units as you may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $25.00 per Share (the “Public Offering Price”), and to certain dealers selected by you at a price that represents a concession not in excess of $0.30 per Share with respect to Shares reserved for sale to certain institutions, or $0.50 per Share with respect to the remaining Shares, below the Public Offering Price.

     4. Payment and Delivery. Payment for the Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in New York City against delivery to you for the respective accounts of the several Underwriters of the certificates for the Shares at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, at 9:00 a.m., New York City time, on November 15, 2004, or at such other time on the same or such other date, not later than five business days after the date of this Agreement as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

     Payment for the Option Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery to Underwriters of the certificates for the Option Shares purchased by the Underwriters on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than 10 business days after the expiration of the Underwriters’ option to purchase Option Securities as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Option Closing Date.”

     The certificates, if any, for the Shares purchased by the Underwriters shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates, if any, evidencing the Firm Shares or the Option Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Firm Shares or the Option Shares to the Underwriters duly paid, against payment of the Purchase Price with respect to such Shares.

     5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company in this Agreement are, at and as of the date of this Agreement and the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and to the following conditions:

     (a) The Prospectus as amended or supplemented in relation to the Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement shall have been instituted or shall be pending or, to the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters.

     (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company’s securities which are rated as of the date of this Agreement by A.M. Best & Co., Standard & Poor’s Rating Services or Moody’s Investor Services, Inc.; and

     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

     (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(b)(i) above and to the effect that (A) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (B) there shall not have occurred any change, or any development involving a prospective change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

     (d) The Underwriters shall have received on the Closing Date an opinion of Davis, Polk & Wardwell, United States counsel for the Company, dated the Closing Date and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

     (i) PartnerRe U.S. is a company validly existing in good standing under the laws of its jurisdiction of organization and has full power and authority to own or lease its property and to conduct its business as described in the Prospectus;

     (ii) neither the issuance, sale or delivery of the Shares by the Company, nor the execution, delivery and performance by the Company of its obligations under this Agreement or the Shares, nor the compliance by the Company with the provisions hereof or thereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby or thereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation, ruling or filing (assuming compliance by the Underwriters with all applicable securities and Blue Sky laws) of any United States Federal or New York Regulatory Authority (excluding insurance statutes, laws and regulations and any rulings or filings of, by or with any insurance regulatory authority), except to the extent that such conflict or contravention would not have a Material Adverse Effect, (ii) to the best of such counsel’s knowledge, any agreement, indenture, lease or instrument to which any of the Company or the Subsidiaries is a party or by which any of them is bound or to which any of their respective properties or assets is subject, which agreement, indenture, lease or instrument is, in each case, included as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, or (iii) to such counsel’s knowledge (and based solely on review and discussion with the Company’s general counsel), any Order of any United States or New York Regulatory Authority (excluding any rulings or filings of, by or with any insurance regulatory authority) that is applicable to the Company or any of the Subsidiaries or any of their respective properties except to the extent such conflict or contravention would not have a Material Adverse Effect, or (B) to the best of such counsel’s knowledge, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the property or assets of any of them is subject which agreement or instrument is, in each case, included as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003;

     (iii) no consent, approval, authorization or order of, qualification with, or registration or filing with any United States Federal or New York Regulatory Authority (excluding any rulings or filings of, by or with any insurance regulatory authority), is required for the performance by the Company of its obligations under this Agreement, except for such consent, approvals, authorizations and orders (1) as have been obtained and (2) as may be required under state securities, Blue Sky or insurance laws of the various states in connection with the offer and sale of the Shares;

     (iv) the discussion of United States tax matters set forth under the heading “Material Bermuda and United States Federal Income Tax Consequences” in the Prospectus accurately reflects such counsel’s opinion as to such tax laws (subject to the qualifications and assumptions set forth in such discussion);

     (v) to such counsel’s knowledge (and based solely on review and discussion with the Company’s general counsel) there are no legal or governmental proceedings before or by any U.S. or New York Regulatory Authority (excluding any insurance regulatory authority), now pending, contemplated or threatened to which the Company or any of the Subsidiaries is a party or to which any of their respective properties is subject that is required to be described in the Registration Statement or the Prospectus or any statutes, regulations or orders that have been enacted, adopted or issued by any U.S. Federal or New York Regulatory Authority (excluding any insurance regulatory authority) or Orders by a U.S. Federal or New York court of competent jurisdiction that have been issued, or any contracts, agreements, indentures, leases or other documents or instruments, any of which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any document incorporated by reference therein that are not described or filed as required.

     (vi) such counsel have not themselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to matters addressed in documents incorporated by reference in the Registration Statement or the Prospectus. Such counsel have generally reviewed and discussed with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to such counsel’s check and verification. On the basis of such consideration, review and discussion, but without independent check or verification, nothing has come to such counsel’s attention that causes them to believe that any document incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and the notes thereto and schedules and other financial and statistical data included therein, as to which such counsel need express no belief) did not comply as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder when filed with the Commission;

     (vii) to the extent that the laws of the State of New York are applicable, the Company has validly and irrevocably submitted to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, the City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Shares, has validly and irrevocably waived and agreed not to assert, to the fullest extent, it may effectively do so under applicable law, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum;

     (viii) the Company, as provided in the Registration Statement, has duly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in Section 12 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus; and

     (ix) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

     In addition, such counsel shall state that, although they have not checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus, such counsel has participated in a general review and discussion with your representatives, and with certain officers and employees of, and counsel and independent public accountants for, the Company of the information furnished, whether or not subject to such counsel’s check and verification, and on the basis of such consideration, review and discussion, but without independent check or verification except as stated above, nothing has come to such counsel’s attention that causes them to believe that (i) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need express no belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement or the Prospectus included therein

(except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need express no belief ) as of the date of the Prospectus Supplement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the Prospectus (except as stated) as of the date of the Prospectus Supplement or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates of officers of the Company and, as to matters of Bermuda law, may rely upon the opinion of Marc Wetherhill, the Company’s corporate counsel referred to below, and upon any other opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than the United States or the State of New York, provided that (i) you are notified in advance of such counsel’s intention to rely on local counsel and each such counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express their opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel.

     (e) The Underwriters shall have received on the Closing Date an opinion of Stroock & Stroock & Lavan, LLP, special insurance regulatory counsel to the Company, dated the Closing Date and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

     (i) neither the issuance, sale or delivery of the Shares by the Company, nor the execution, delivery and performance by the Company of its obligations under this Agreement, nor the compliance by the Company with the provisions hereof, nor the consummation by the Company of any of the transactions contemplated hereby or thereby will conflict with or contravene any provision of any applicable insurance statute, law or regulation, or any ruling or filing of or with any United States federal or New York State insurance regulatory authority, except to the extent that such conflict or contravention would not have a Material Adverse Effect;

     (ii) no consent, approval, authorization or order of, qualification with, or registration or filing with any United States federal or New York State insurance regulatory authority is required for the performance by the Company of its obligations under this Agreement, except for such consents, approvals, authorizations and orders as have been obtained;

     (iii) to such counsel’s knowledge (and based solely on review and discussion with the Company’s general counsel), there are no legal or governmental proceedings before or by any United States federal or New York insurance regulatory authority now pending, contemplated or threatened to which any of the Company or the Subsidiaries is a party or to which any of their respective properties is subject that is required to be described in the Registration Statement or the Prospectus; and

     (iv) to the best of such counsel’s knowledge, there are no United States federal or New York insurance statutes or regulations or orders that have been enacted, adopted or issued by any U.S. or New York insurance regulatory authority that are required to be described in the Registration Statement or the Prospectus that are not described as required.

     (f) The Underwriters shall have received on the Closing Date an opinion of Bredin Prat, French counsel for the Company, dated the Closing Date and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

     (i) PartnerRe S.A. is a société anonyme duly organized and validly existing under the laws of the Republic of France and has full power and authority to own or lease its property and to conduct its business as described in the Prospectus; and

     (ii) neither the issuance, sale or delivery of the Shares by the Company, nor the execution, delivery and performance by the Company of its obligations under this Agreement, nor the compliance by the Company with the provisions hereof, nor the consummation by the Company of any of the transactions contemplated hereby or thereby will conflict with or contravene any provision of (A) any applicable statute, law, regulation, ruling or filing (assuming compliance by the Underwriters with all applicable securities laws) of any French Regulatory Authority, except to the extent that such conflict or contravention would not have a Material Adverse Effect or (B) to such counsel’s knowledge (based solely on review and discussion with the Company’s general counsel), any Order of any French Regulatory Authority that is applicable to any of the Company or the Subsidiaries or any of their respective properties except to the extent such conflict or contravention would not have a Material Adverse Effect.

In rendering their opinion as aforesaid, counsel may, as to factual matters, rely upon written certificates of officers of the Company and, as to matters of law, may rely upon the opinion of Marc Wetherhill referred to below, and upon any other opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than the Republic of France, provided that (i) you are notified in advance of such counsel’s intention to rely on local counsel and each such counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express their opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel.

     (g) The Underwriters shall have received on the Closing Date an opinion of Marc Wetherhill, corporate counsel to the Company, dated the Closing Date, and addressed to you in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

     (i) each of the Company and Partner Reinsurance is a company duly organized and validly existing in good standing (including as an exempted company) under the laws of Bermuda, has requisite power and authority and such Permits of any Regulatory Authority in Bermuda (a “Bermuda Regulatory Authority”) necessary to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus, which remain in full force and effect, except to the extent that the failure to be in good standing would not have a Material Adverse Effect;

     (ii) the Company has the power and authority to enter into this Agreement; the execution, delivery and performance of its obligations under this Agreement by the Company have been duly and validly authorized by the Company; and this Agreement has been duly executed and delivered by the Company;

     (iii) the authorized shares of capital stock of the Company is as set forth under the caption “Capitalization” in the Prospectus Supplement and conforms in all material respects as to Bermuda legal matters to the description thereof contained in the Prospectus; and the shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue of such shares) and all such shares of the Subsidiaries are registered in the name of the Company or a wholly-owned subsidiary of the Company, except in the case of PartnerRe S.A. for director’s qualifying shares; based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Sections 55 and 61 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), there are no registered liens, encumbrances, equities or claims in the Register of Charges in respect of the issued shares of the Company or Partner Reinsurance;

     (iv) the Shares have been duly authorized, executed and delivered by the Company, and when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of the Shares is not subject to any preemptive rights other than such rights as have been waived;

     (v) neither the execution, delivery and performance by the Company of its obligations under this Agreement nor the compliance by the Company with the provisions hereof, as the case may be, nor the consummation by the Company of any of the transactions contemplated hereby will (A) conflict with or contravene any provision of (i) any applicable statute, law, regulation or published ruling or Order of any Bermuda Regulatory Authority in any material respect that is applicable to the Company or Partner Reinsurance or any of their respective properties or (ii) the memorandum of association, certificate of incorporation, bye-laws or other organizational documents of the Company or Partner Reinsurance or (B) result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or Partner Reinsurance in Bermuda;

     (vi) no consent, approval, authorization or order of, qualification with, or registration or filing with any Bermuda Regulatory Authority is required for the performance by the Company of its obligations under this Agreement that has not been obtained or effected;

     (vii) Partner Reinsurance is duly registered as a Class 4 insurer under the Bermuda Insurance Act 1978, as amended, and any applicable rules and regulations thereunder (the “Bermuda Insurance Act”), and is subject to regulation and supervision in Bermuda and the Company is not required to be registered as an insurance company under the Bermuda Insurance Act;

     (viii) the consummation of the transactions contemplated by the Agreement (including but not limited to any actions taken pursuant to the indemnification and contribution provisions contained herein) will not, subject to Section 39A(2A) of the Companies Act, constitute unlawful financial assistance by the Company or Partner Reinsurance under Bermuda law;

     (ix) all statements made (A) in the Registration Statement and Prospectus (including the documents incorporated therein by reference) with respect to (1) the Shares (insofar as such statements relate to matters of Bermuda law), (2) the memorandum of association, bye-laws or other organizational documents of the Company or Partner Reinsurance, (3) statutes, regulations, rules, treaties and other laws of Bermuda (including, but not limited to, statements made with respect to insurance, regulatory and tax matters and to the Bermuda Insurance Act), (4) enforcement of judgments in Bermuda and (5) the statements related to Bermuda or the documents governed by Bermuda law made under the headings “Description of Series D Cumulative Redeemable Preferred Shares,” “Description of Our Capital Shares,” and “Material Bermuda and United States Federal Income Tax Consequences” and (B) in the Registration Statement in Item 15 with respect to the Company, in each case insofar as such statements constitute summaries of documents referred to therein, fairly and accurately present the information set forth therein and such counsel’s opinion as to such matter;

     (x) none of the Underwriters or any of their initial purchasers of the Shares are subject to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Shares;

     (xi) the Company and Partner Reinsurance have each received from the Bermuda Minister of Finance an assurance of tax exemption under The Exempted Undertakings Tax Protection Act 1966 of Bermuda to the effect set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 under the caption “Business - Taxation of the Company and its Subsidiaries - Bermuda”;

     (xii) there are no currency exchange control laws or withholding taxes of Bermuda that would be applicable to the payment of dividends on the Shares by the Company or by Partner Reinsurance to the Company;

     (xiii) the Company, as provided in the Registration Statement, has duly and irrevocably appointed PartnerRe U.S. Corporation as its agent for the purposes described in Section 12 of this Agreement and to receive service of process in actions against it arising out of or in connection with violations of the U.S. Federal securities laws in any Federal court or state court in the United States relating to transactions covered by the Prospectus and such appointment is valid under Bermuda law;

     (xiv) under the laws of Bermuda, the submission by the Company to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Shares, its waiver and agreement not to assert by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and the appointment of PartnerRe U.S. Corporation as its authorized agent for the purposes described in Section 12 of this Agreement are valid and binding; and service of process effected in the manner set forth in Section 12 of this Agreement will be effective under the laws of Bermuda to confer personal jurisdiction over each of the Company and the Subsidiaries, assuming this to be the case under the laws of the State of New York;

     (xv) the choice of the laws of New York as the governing law of this Agreement is a valid and effective choice of law; the several Underwriters would be permitted to commence proceeding in a court of competent jurisdiction in Bermuda based on or arising under this Agreement; and the laws of New York would be recognized and applied by such court as the laws governing this Agreement;

     (xvi) in order to ensure the legality, validity, enforceability or admissibility in evidence of the Prospectus and this Agreement, it is not necessary that any document be filed, recorded or enrolled with any Bermuda Regulatory Authority or that any stamp duties, registration or similar tax or charge be paid in Bermuda;

     (xvii) a final and conclusive judgment of a New York State or a Federal Court against the Company or any Subsidiary based upon this Agreement, under which a sum of money is payable (not being a sum payable in respect of taxes or other charges of a like nature or in respect of a fine or other penalty or in respect of multiple damages as defined in the Protection of Trading Interest Act, 1981) may be the subject of enforcement proceedings in the Supreme Court of Bermuda under the common law doctrine of Obligation and by action for the debt evidenced by the foreign Court’s judgment. A final opinion as to the availability of this remedy should be sought when the facts surrounding the United States court’s judgment are known, but, on general principles such counsel would expect such proceedings to be successful provided that:

     (A) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda (and, as at the date hereof, we believe that a Court in Bermuda would determine that any New York State or Federal Court sitting in the City of New York is so competent); and

     (B) the judgment is not contrary to public policy in Bermuda and was not obtained by fraud or in proceedings contrary to the rules of natural justice of Bermuda. Such counsel does not believe that any provisions of this Agreement would be so contrary;

     (xviii) there are no legal or governmental proceedings of any Bermuda Regulatory Authority pending or, to the best of such counsel’s knowledge, threatened against any of the Company or Partner Reinsurance or to which any of them or any of their respective properties is subject, based solely on (i) a certificate given by a director of the Company and (ii) a search of the public records of the Company and Partner Reinsurance, maintained by the Registrar of Companies and the Registrar of the Supreme Court of Bermuda; and

     (xix) except as disclosed in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of, any shares of capital stock of the Company or Partner Reinsurance pursuant to the Company’s or Partner Reinsurance’s memorandum of association, certificate of incorporation, bye-laws or other organizational documents, respectively, and the issuance of the Shares will not be subject to any preemptive or similar rights.

In rendering his opinion as aforesaid, such counsel may, as to matters of fact, rely upon certificates of officers of the Company and, as to matters of law, may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than Bermuda, provided that (i) you are notified in advance of such counsel’s intention to rely on local counsel and each such local counsel is acceptable to you, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance reasonably satisfactory to you and to counsel for the Underwriters, and (iii) such counsel shall state in his opinion that he believes that he and the Underwriters are justified in relying on such local counsel opinion. Such counsel may also make such assumptions, and express his opinion to be subject to such reservations, as shall be reasonably satisfactory to your counsel. In his opinion, such counsel shall expressly authorize Willkie Farr & Gallagher LLP and Davis Polk & Wardwell to rely on said opinion.

     (h) The Underwriters shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, counsel for the Underwriters, dated the Closing Date in form and substance satisfactory to the Underwriters.

     The opinions of Davis Polk & Wardwell described in paragraph 5(d), of Stroock & Stroock & Lavan, LLP described in paragraph 5(e), of Bredin Prat described in paragraph 5(f), and of the corporate counsel of the Company described in paragraph 5(g) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

     (i) The Underwriters shall have received, on each of the date hereof and on the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche, independent chartered accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statement and certain financial information contained in the Registration Statement and the Prospectus.

     (j) The Shares shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange, and the Shares shall have been registered under the Exchange Act.

     (k) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

     The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the delivery to the Underwriters on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Shares and other matters related to the issuance of the Option Shares.

     6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

     (a) The Company will use its best efforts to cause any amendment to the Registration Statement, if any, if not effective on the date hereof, to become effective. Prior to the termination of the offering of the Shares, the Company will not file any amendment to the Registration Statement or supplement (including the Prospectus Supplement or any preliminary prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of a prospectus is otherwise required under Rule 424(b), the Company will cause a prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when any amendment to the Registration Statement, if any, if not effective on the date hereof, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

     (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Securities Act.

     (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

     (e) The Company will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to material taxation or service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

     (f) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (g) If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

     7. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares at the time it became effective or in any amendment thereof, in any preliminary prospectus or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Securities sold by the Company to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth (A) in the second footnote to the table on the cover page, (B) in the last paragraph of the cover page regarding delivery of the Shares and (C) under the heading “Underwriting,” (i) the list of Underwriters and their respective participation in the sale of the Shares, (ii) the sentences related to concessions and reallowances, (iii) the sentences related to underwriting commissions, (iv) the paragraphs related to stabilization and penalty bids, (v) the paragraph relating to online offers and sales, and (vi) the sentences regarding the conduct of the offering in accordance with the rules of NASD, Inc., in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure materially prejudices substantial rights or defenses of the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if at any time prior to such time (a) (i) trading of any securities of the Company shall have been suspended by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis, and (b) in the case of any of the events specified in clause 8(a)(i) or 8(a)(iv), such event makes it, in the sole judgment of Citigroup Global Markets Inc., UBS Securities LLC and Wachovia Capital Markets, LLC, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

     9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Option Shares and the aggregate number of Option Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Option Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Option Shares or (ii) purchase not less than the number of Option Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     12. Judicial Proceedings. (a) The Company expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Shares. To the fullest extent it may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     (b) The Company agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 12(a) brought in any such court shall be conclusive and binding upon the Company, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction to which the Company is or may be subject) by a suit upon such judgment.

     (c) The Company irrevocably designates and appoints PartnerRe U.S. Corporation as its authorized agent, upon whom process may be served in any suit, action or proceeding of the nature referred to in Section 12(a) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the agent at the address of the Company specified in Section 13. The Company agrees that such service (i) shall be deemed in every respect effective service of process upon it in every suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Company. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service.

     (d) Nothing in this Section 12 shall affect the right of any Underwriter to serve process in any manner permitted by law, or limit any right to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     13. Notice. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at PartnerRe Ltd., 96 Pitts Bay Road, Pembroke HM 08, Bermuda, Attention: Director of Group Legal; or (ii) if to you care of Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel.

     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     15. Survival. The provisions of Sections 6(g) and 7 hereof shall survive the termination or cancellation of this Agreement.

Very truly yours,
PARTNERRE LTD.
By:	/s/ Albert A. Benchimol
	Name:	Albert A. Benchimol
	Title:	Executive Vice President
and Chief Financial Officer

Accepted as of the date hereof.

CITIGROUP GLOBAL MARKETS INC.
UBS SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON LLC
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS INC.
Acting severally on behalf of itself and the several Underwriters named in Schedule I hereto

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Gautam Chawla_____
Name: Gautam Chawla
Title: Director

SCHEDULE I

Underwriter	Number of Shares To Be Purchased
Citigroup Global Markets Inc	1,353,344
UBS Securities LLC	1,340,000
Wachovia Capital Markets, LLC	1,340,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,340,000
Morgan Stanley & Co. Incorporated	1,340,000
Bear, Stearns & Co. Inc	160,000
Credit Suisse First Boston LLC	160,000
J.P. Morgan Securities Inc	160,000
Lehman Brothers Inc	160,000
A.G. Edwards & Sons, Inc	33,333
Charles Schwab & Co., Inc	33,333
Deutsche Bank Securities Inc	33,333
H&R Block Financial Advisors, Inc	33,333
HSBC Securities (USA) Inc	33,333
KeyBanc Capital Markets, A Division of McDonald Investments Inc
33,333
Oppenheimer & Co. Inc	33,333
Piper Jaffray & Co	33,333
RBC Dain Rauscher Inc	33,333
TD Waterhouse Investor Services, Inc	33,333
Wells Fargo Investments, LLC	33,333
ABN AMRO Incorporated	13,333
Advest, Inc	13,333
BB&T Capital Markets, a division of Scott & Stringfellow, Inc	13,333
Calyon Securities (USA) Inc	13,333
Crowell, Weedon & Co	13,333
D.A. Davidson & Co	13,333
Davenport & Company LLC	13,333
Ferris, Baker Watts Incorporated	13,333
J.J.B. Hilliard, W.L. Lyons, Inc	13,333
Janney Montgomery Scott LLC	13,333

Legg Mason Wood Walker, Incorporated	13,333
Mellon Financial Markets, LLC	13,333
Mesirow Financial, Inc	13,333
Morgan Keegan & Company, Inc	13,333
Raymond James & Associates, Inc	13,333
Robert W. Baird & Co. Incorporated	13,333
Ryan Beck & Co., Inc	13,333
Scotia Capital (USA) Inc	13,333
Southwest Securities, Inc	13,333
Stifel, Nicolaus & Company, Incorporated	13,333
William Blair & Company L.L.C	13,333

Total	8,000,000

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